                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 17, 2006

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                    0-51153                25-1828028
       -------------                    -------                ----------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

         On March 21, 2006, FedFirst Financial Corporation (the "Company"), issued a press release to announce that John M. McGinley informed the Board of Directors (the "Board") that he will retire from the Board as of the Company's upcoming annual meeting. For more information, reference is made to the Company's press release dated March 21, 2006, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

     (d)    Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated March 21, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FEDFIRST FINANCIAL CORPORATION




Date:  March 21, 2006                    By: /s/ John G. Robinson
                                             -----------------------------------
                                             John G. Robinson
                                             President, Chief Executive Officer
                                              and Director






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